ДОГОВОР КУПЛИ-ПРОДАЖИ
ИМУЩЕСТВА № 345

с. Манчаж «28» января 2014 г.

Общество с ограниченной ответственностью «Апара Консалтинг ЛТД» (далее – ООО «АК ЛТД »), именуемое в дальнейшем «**Продавец**», действующего на основании Устава, с одной стороны, и Адайа Дистрибюшн Инк (Adaiah Distribution Inc)именуемый в дальнейшем «**Покупатель**», с другой стороны, заключили настоящий Договор о нижеследующем:

1. ПРЕДМЕТ ДОГОВОРА

1.1. В соответствии с условиями настоящего договора Продавец продает, а Покупатель покупает швейный цех и имущество швейного цеха расположенное по адресу: Россия,Свердловская область, Артинский район, с. Манчаж, ул. Октябрьская, номер 10 (далее - «Имущество»).

Имущество принадлежит Продавцу на праве собственности.

1.2. Продавец гарантирует, что до совершения настоящего Договора указанное в п.1.1. Имущество никому другому не продано, не заложено, в споре, под арестом и запретом не состоит и свободно от любых прав третьих лиц.

1.3. Имущество расположено на земельном участке с кадастровым номером № 77:07:0000000:112, площадью 8 086,00 кв.м (далее - «Земельный участок»), находящемся в долгосрочной аренде у Продавца до 05.12.2036 г. по договору аренды земельного участка № АЗФ-89/1267 от «05» июня 2012 г.

1.3.1. В силу статьи 35 Земельного кодекса Российской Федерации, статьи 552 Гражданского кодекса Российской Федерации, Адайа Дистрибюшн Инк с момента внесения записи в Единый государственный реестр прав на недвижимое имущество и сделок с ним о государственной регистрации договора № 345 от 28 января, 2014 г. становится стороной по договору аренды земельного участка № АЗФ-89/1267 от 05.12.2012 г. и именуется в дальнейшем «а».

1.3.2. Обязанность по уплате арендной платы Арендодателю у нового Владелеца возникает с даты государственной регистрации перехода права собственности на недвижимое имущество.

1.3.3. С даты подписания акта приема-передачи, недвижимое имущество считается переданным Покупателю и с этой даты находится в его фактическом владении и пользовании, в связи с чем, Покупатель обязуется возместить ООО «АК ЛТД » денежные средства, оплаченные последним в качестве арендной платы, за период с даты подписания акта приема-передачи по дату регистрации перехода права собственности на недвижимое имущество, в течение 45 дней с даты регистрации.

2. ПРАВА И ОБЯЗАННОСТИ СТОРОН

2.1 Продавец обязан:

2.1.1. Подготовить Имущество к передаче, включая составление актов о приеме-передаче основного средства.

2.1.2. Передать Покупателю все необходимые документы для государственной регистрации права собственности на Имущество в Управлении Федеральной службы государственной регистрации, кадастра и картографии по Свердловской области.

2.1.5. Оказать содействие Покупателю при совершении действий, связанных с проведением государственной регистрации права собственности на Имущество.

2.1.6. Передать Имущество Покупателю по акту приема-передачи в течение 7 (Семи) рабочих дней, с момента подписания Договора.

2.2. Покупатель обязан:

2.2.1. Уплатить сумму Договора (п. 3.1 Договора) в порядке и на условиях, предусмотренных п. 3.2. Договора.

2.2.2. Обеспечить явку своего уполномоченного представителя для подписания акта приемки-передачи.

2.2.3. Принять Имущество на условиях, предусмотренных настоящим Договором.

2.2.4. Представить все необходимые документы для государственной регистрации права собственности на Имущество в Управление Федеральной службы государственной регистрации, кадастра и картографии по Свердловской области. Нести все расходы, связанные с государственной регистрацией права собственности на приобретаемое Имущество.

2.2.5. Уведомить Продавца о состоявшейся регистрации перехода права собственности на Имущество.

2.3. Продавец гарантирует, что:

2.3.1. заключение настоящего Договора не является для него крупной сделкой или сделкой, в совершении которой имеется заинтересованность, не требует принятия каких-либо специальных решений органами управления Продавца.

2.3.2. он не объявлен банкротом, в отношении него не возбуждена процедура внешнего управления или санация, равно как в отношении него не применена процедура конкурсного управления.

3. ЦЕНА И ПОРЯДОК РАСЧЕТОВ

3.1. Цена, приобретаемого Покупателем Имущества составляет 600 000 руб.

Указанная цена установлена в результате проведения торгов по продаже имущества, принадлежащего ООО «АК ЛТД » (Протокол № 790)

3.2. Сумма Договора (п. 3.1.) вносится в течение 30 (Тридцати) рабочих дней с даты заключения настоящего Договора на расчетный счет Продавца наличными .

3.3. Обязанность Покупателя по оплате имущества считается исполненной надлежащим образом с момента зачисления денежных средств на расчетный счет Продавца.

3.4. Все расчеты по Договору производятся в наличном порядке путем перечисления денежных средств на указанный Продавцом расчетный счет.

4. ПЕРЕДАЧА ИМУЩЕСТВА

4.1. Передача имущества осуществляется в течении 7 (Семи) рабочих дней с момента подписания Договора, путем оформления актов приема-передачи и актов по форме ОС-1а газэкс, подписанных уполномоченными представителями Сторон и заверенных печатями Продавца. С момента подписания актов приема-передачи все риски повреждения и случайной гибели Имущества, а также ответственность перед третьими лицами, связанная с его использованием, лежит на Покупателе.

5. ОТВЕТСТВЕННОСТЬ СТОРОН

5.1. За нарушение сроков оплаты, предусмотренных п. 3.2 Договора, Продавец вправе требовать с Покупателя уплаты неустойки в размере 5 (Пять) процентов от общей суммы Договора (п. 3.1 Договора) и отказаться от исполнения Договора в целом.

5.2. Сторона, не исполнившая или ненадлежащим образом исполнившая обязательства по Договору, обязана возместить другой Стороне только предусмотренные Договором неустойки.

5.3. Во всех других случаях неисполнения обязательств по Договору Стороны несут ответственность в соответствии с действующим законодательством РФ.

5.4. Стороны освобождаются от ответственности за неисполнение или ненадлежащее исполнение обязательств по Договору, если они явились следствием непреодолимой силы, а именно: пожара, наводнения, землетрясения, взрыва, чрезвычайного происшествия на предприятии и др., если эти обстоятельства непосредственно повлияли на исполнение Договора. При этом срок исполнения обязательств по Договору отодвигается соразмерно времени, и течение которого действовали такие обстоятельства.

5.5. Сторона, для которой создалась невозможность надлежащего исполнения обязательств по Договору, обязана в письменной форме известить другую Сторону о наступлении, прекращении вышеуказанных обстоятельств незамедлительно, но не позднее 3 (Трех) дней с момента их наступления, прекращения.

6. СПОРЫ

6.1. Все споры, возникающие между Сторонами в связи с неисполнением или ненадлежащим исполнением настоящего Договора, разрешаются путем переговоров.

6.2. В случае невозможности разрешения спора путем переговоров, он подлежит рассмотрению Арбитражным судом Свердловской области.

6.3. В случае невыполнения или ненадлежащего выполнения условий Договора виновная Сторона обязана возместить другой Стороне причиненные убытки.

7. ПРОЧИЕ УСЛОВИЯ

7.1. Изменение и дополнение условий настоящего Договора, возможно при условии, что они совершены в письменной форме и зарегистрированы в том же порядке, что и настоящий Договор.

7.2. Порядок расторжения настоящего Договора, определяется действующим законодательством РФ.

7.3. Настоящий Договор составлен в трех экземплярах, по одному экземпляру каждой стороне. Один экземпляр передается в Управление Федеральной службы государственной регистрации, кадастра и картографии по Свердловской области.

7.4. Настоящий Договор действует до завершения оформления прав Покупателя на приобретаемое Имущество и земельный участок, а также завершения всех расчетов.

8. РЕКВИЗИТЫ И ПОДПИСИ СТОРОН

Продавец: ООО «АК ЛТД »
ИНН 7708007467, КПП 777250012
Место нахождения: 620000, Российская Федерация, г. Екатеринбург, ул. Клары Цеткин, д.13.
р/с 56702810600261000444 Ф-л ГПБ
к/с 67101810800000000777

ПРОДАВЕЦ:

Генеральный директор
ООО «АК ЛТД »

А.Б. Гафт

Покупатель: Адайа Дистрибюшн Инк
Место нахождения: Россия, 353440, г.Анапа, Ул.Крымская 190

ПОКУПАТЕЛЬ:

SALE OF PROPERTY AGREEMENT No. 345

Manchazh Settlement,
January 28, 2014

Limited Liability Company "Anapa Consulting Ltd." (hereinafter – "AC LTD"), hereinafter referred to as "Seller", acting on basis of the Charter, on the one hand, and Adaiah Distribution Inc. (Adaiah Distribution Inc) hereinafter referred to as the "Buyer" on the other hand, have signed this Agreement as follows:

1. SUBJECT OF AGREEMENT

1.1. In accordance with the terms and conditions of this Agreement the Seller shall sell, while the Buyer shall buy a business and property of the sewing shop located at an address: 10 Oktyabrskaya St., Manchazh Settlement, Artinsky District, Sverdlovsk Oblast, Russia (hereinafter - the "Assets").

The Assets belong to the Seller by right of ownership.

1.2. The Seller shall guarantee that prior to concluding the present Agreement the Assets specified in item 1.1 hereof have not been sold to anyone else, not being under dispute, not arrested, not under a ban and are free of any rights on the part of third parties.

1.3. The Assets are situated on a plot with cadastral No. 77:07:0000000:112, having a surface area of 8,086.00 square meters (hereinafter - the "Land"), that is leased to the Seller until December 5, 2036 under terms and conditions of the Land Lease Agreement No. АЗФ-89/1267 dated June 5, 2012.

1.3.1. As stipulated by Article 35 of the Land Code of the Russian Federation, Article 552 of the Civil Code of the Russian Federation, the Adaiah Distribution Inc. becomes since entry the record of State Registration of the Agreement No. 345 of January 28, 2014 into the Unified State Register of Rights to Immovable Property and Transactions a party of the Land Lease Agreement No. АЗФ-89/1267 of December 05, 2012 and shall be referred to as "a".

1.3.2. A liability of the new Owner to pay rent to the Lessor shall arise since the date of State Registration of transferring the right of real estate ownership.

1.3.3. Since the date of signing the acceptance and transfer deed the real estate is considered as transferred to the Buyer, and is in his actual possession and use, and therefore, the Buyer shall reimburse the "AC LTD" the money they paid as a rent for the period since the date of signing the acceptance and transfer deed to the date of registration of transferring the real property ownership within 45 days since the date of registration.

2. RIGHTS AND RESPONSILILITIES OF THE PARTIES

2.1 The Seller shall:

2.1.1. Prepare the Assets to the transfer, including preparation of the Assets acceptance and transfer deeds.

2.1.2. Hand-over to the Buyer all the necessary documents for the state registering of the Assets ownership rights in the Sverdlovsk Oblast Office of the Federal Service for State Registration, Cadastre and Cartography.

2.1.5. Assist the Buyer in performing actions related to the state registering of the Assets ownership rights.

2.1.6. Transfer the Assets to the Buyer according to the acceptance and transfer deed within 7 (seven) business days since the date of signing the Agreement.

2.2. The Buyer shall:

2.2.1. Pay the amount of the Agreement (item 3.1 of the Agreement) according to the procedures and under terms and conditions provided for in item 3.2 of the Agreement.

2.2.2. Ensure the presence of an authorized representative to sign the acceptance and transfer deed.

2.2.3. Accept the Assets on the terms and conditions contemplated by this Agreement.

2.2.4. Submit all the necessary documents for the state registering of the Assets ownership rights in the Sverdlovsk Oblast Office of the Federal Service for State Registration, Cadastre and Cartography. Bear all costs associated with the state registering of the ownership rights for the Assets to be acquired.

2.2.5. Notify the Seller when transferring of the Assets ownership rights is finalized.

2.3. The Seller guarantees that:

2.3.1. For them entering into this Agreement is not a major transaction or a transaction of interest, does not require making any special decisions by the Seller's control bodies.

2.3.2. They are not declared bankrupt, neither external administration or recovery procedure is initiated, nor receivership procedure is applied against them.

3. PRICE AND SETTLEMENT PROCEDURE

3.1. The price of the Assets being purchased by the Buyer is 600,000 Russian rubles.

This price is set as a result of bidding on the sale of assets belonging to the «AC LTD " (Certificate No. 790)

3.2. The agreed amount (item 3.1.) shall be paid within thirty (30) business days since the date of concluding this Agreement to the Seller's current account in cash.

3.3. The Buyer's obligation to pay for the Assets is considered as properly executed since the funds are credited to the Seller's current account.

3.4. All settlements under the Agreement shall be performed in cash by transferring funds to the current account as specified by the Seller.

4. HANDOVER OF ASSETS

4.1. Handing over the Assets shall be carried out within seven (7) business days since the signing of the Agreement by executing the acceptance and transfer deeds and certificates prepared according to form OS-1a gazex to be signed by the authorized representatives of the Parties and endorsed by the Seller's stamp.

Since the signing the acceptance and transfer deeds all the risks of damage and accidental loss of Assets, as well as the liability before the third party that is associated with use of the Assets bears the Buyer.

5. LIABILITIES OF THE PARTIES

5.1. For violation of terms of payment as provided by item 3.2 of the Agreement, the Seller shall be entitled to claim the Buyer to pay the penalty in the amount of five (5) percent of the total amount of the Agreement (item 3.1 of the Agreement) and withdraw from the Agreement as a whole.

5.2. The Party not performed or improperly fulfilled their responsibilities hereunder shall reimburse the other Party only penalties contemplated hereunder.

5.3. In all other cases of default under the Agreement the Parties shall be liable in accordance with the current legislation of the Russian Federation.

5.4. Parties are exempt from liability for any failure to perform or improper performing their responsibilities under the Agreement, if that was a result of force majeure, namely: fire, flood, earthquake, explosion, an emergency at the plant, etc., if these circumstances directly affect the performance of the Agreement. In this case the period of performance under the Agreement is extended accordingly to the time while such circumstances continued.

5.5. The Party that is under circumstances preventing their proper fulfillment of responsibilities under the Agreement shall notify the other Party in writing of the occurrence or termination of the above circumstances immediately, but not later than 3 (three) days since the date of their occurrence or termination.

6. DISPUTES

6.1. All disputes arising between the Parties in connection with the failure or improper performance of this Agreement shall be settled through negotiations.

6.2. In case of failure to settle the dispute by negotiation, it is subject to review by the Arbitration Court of the Sverdlovsk Oblast.

6.3. In case of failure or improper performance of the Agreement the defaulting party shall compensate damages incurred to the other party.

7. OTHER TERMS AND CONDITIONS

7.1. Amendments and additions to the terms and conditions of this Agreement is possible provided that they are made in writing and registered according to the same procedures as this Agreement was.

7.2. Termination of this Agreement is determined by the current laws of the Russian Federation.

7.3. This Agreement is executed in triplicate, one copy to each party. One copy shall be submitted to the Sverdlovsk Oblast Office of the Federal Service for State Registration, Cadastre and Cartography.

7.4. This Agreement is valid until completing the registration of the Buyer's rights to the Assets to be acquired and land, as well as until settling all the payments.

8. BANK DETAILS AND SIGNATURES OF THE PARTIES

The Seller: "AC LTD"

INN 7708007467, KPP 777250012

Location: 13 Clara Zetkin St, City of Yekaterinburg, 620000, Russian Federation

acc. 56702810600261000444 GPB Div.

corr. acc. 67101810800000000777

The SELLER:

Director General

"AC LTD"

A.B. Gaft

The Buyer: Adaiah Distribution Inc.

Location: 190 Krymskaya St., City of Anapa, 353440 Russian Federation

The BUYER:

This is to certify that I, *Alexander Vinogradov*, residing at 4819 Bonny Loch Ln., Houston, TX 77084, and accredited by American Translators Association (ATA), ATA Active Member, ATA Membership No. 220799, has translated the above **Sales Agreement between Anapa Consulting Ltd. and Adaiah Distribution Inc.** from Russian into English and hereby certify that this is an accurate translation in its substantial facts to the best of our knowledge, ability and belief. I declare that the foregoing is true and correct and that this Affidavit was executed on February 06, 2014.

Alexander Vinogradov

DHANESH K. JAIN
Notary Public, State of Texas
My Commission Expires
July 12, 2014

02-06-14

Time 12.39 pm